UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 6, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                    1-5721                           13-2615557
           (Commission File Number)        (IRS Employer Identification No.)

    315 PARK AVENUE SOUTH, NEW YORK, NEW YORK             10010
     (Address of Principal Executive Offices)           (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.


           On April 6, 2005, HWB 2507 Kalakaua, LLC, a subsidiary of Leucadia National Corporation (the "Company"), entered into an agreement dated as of April 6, 2005 with Gaylord Entertainment Co. ("Buyer") to sell to Buyer the Company's 716 room Waikiki Beach hotel and related assets located in Hawaii. The purchase prices are $96,300,000 for the leasehold parcel and $10,700,000 for an adjacent fee parcel, totaling an aggregate purchase price of $107,000,000. The sale is subject to the satisfaction of certain conditions, including a brief diligence period and approval of the Buyer's board of directors. Assuming the transaction closes, the Company expects it will record a gain on this transaction in the second quarter of 2005.




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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 12, 2005

                                           LEUCADIA NATIONAL CORPORATION


                                           /s/ Joseph A. Orlando
                                           -------------------------------------
                                           Name:   Joseph A. Orlando
                                           Title:  Vice President and Chief
                                                   Financial Officer







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